                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                      ________________________________

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 2, 1999

                        VARIAN MEDICAL SYSTEMS, INC.
           (Exact name of registrant as specified in its charter)

Delaware                   1-7598                  94-2359345

(State or other            (Commission File        (IRS Employer
jurisdiction of            Number)                 Identification No.)
incorporation)

3100 Hansen Way, Palo Alto, CA                               94304-1030
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:(650) 493-4000

                           VARIAN ASSOCIATES, INC.
                 3050 Hansen Way, Palo Alto, CA  94304-1000
        (Former name or former address, if changed since last report)

Item 2.     Acquisition or Disposition of Assets.

In November 1998, the Board of Directors (the "Board") of Varian Associates, Inc. (which has been renamed Varian Medical Systems, Inc., the "Registrant") approved a plan to divide the Registrant into its three separate businesses by forming two new wholly owned subsidiaries, Varian, Inc., a Delaware corporation ("VI"), and Varian Semiconductor Equipment Associates, Inc., a Delaware corporation ("VSEA"), then transferring the Instruments business to VI and the Semiconductor Equipment business to VSEA, followed by the distribution to the holders of shares of common stock, par value $1 per share (the "VMS Stock"), of the Registrant, of all of the outstanding shares of common stock of VI and VSEA (the "Spin-off"). Pursuant to this plan, following the Spin-off, the Registrant would continue to operate its Medical Systems business, VI would operate the Instruments business and VSEA would operate the Semiconductor Equipment business.

The Registrant received a private letter ruling dated February 12, 1999 from the Internal Revenue Service to the effect that the Spin-off would be tax free to the Registrant and its stockholders.

The Registrant's stockholders approved the Spin-off at a Combined Annual and Special Meeting of Stockholders held on February 18, 1999 (the "Stockholders Meeting").

At a meeting held on February 19, 1999, the Board declared the distribution (to occur at 11:59 p.m. Pacific Standard Time on April 2, 1999) of one share of common stock (with its associated preferred stock purchase right) of VI and one share of common stock (with its associated preferred stock purchase right) of VSEA, for each share of VMS Stock then outstanding to holders of record of VMS Stock at the close of business on March 24, 1999. On March 26, 1999, the Registrant and its subsidiaries commenced the transfer of the operating assets of the Instruments business and the Semiconductor Equipment business to VI and VSEA, respectively, or to the appropriate subsidiaries of VI and VSEA, respectively. As a result of the Spin-off, VI and VSEA became independent publicly owned companies on April 2, 1999.

Additional information concerning the Registrant, VI and VSEA is contained in a Proxy Statement dated January 14, 1999 (the "Proxy Statement"), copies of which were mailed by the Registrant to holders of VMS Stock in connection with the Stockholders Meeting and which was filed with the Securities and Exchange Commission.

Information required by this Item and contained in the Proxy Statement is incorporated herein by reference to the Proxy Statement. In connection with the Spin-off, the Registrant, VI and VSEA entered into certain agreements, copies of certain of which are attached hereto and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

            (b)   Pro Forma Financial Information.
                  Unaudited pro forma condensed consolidated financial information reflecting the Spin-off.

            (c)   Exhibits.
                  See the Exhibit Index at the end of this Report.

                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VARIAN MEDICAL SYSTEMS, INC.
                                             (Registrant)


Date:  April 19, 1999                   By:  /s/ Elisha W. Finney
                                           --------------------
                                        Name:     Elisha W. Finney
                                        Title:    Vice President,
                                                  Finance and Chief
                                                  Financial Officer

                        VARIAN MEDICAL SYSTEMS, INC.

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma condensed consolidated financial statements of Varian Medical Systems, Inc. ("VMS" or the "Company") set forth below consist of a pro forma balance sheet as of January 1, 1999 and pro forma statements of earnings for the quarter ended January 1, 1999 and for the fiscal year ended October 2, 1998. The unaudited pro forma condensed consolidated balance sheet was prepared to give effect to the Spin-off as if it had occurred on January 1, 1999, and the unaudited pro forma condensed consolidated statements of earnings were prepared to give effect to the Spin-off as if it had occurred on the first day of the earliest period presented. "The Company Restated" amounts show the effects on reported results of operations and financial position of the Company assuming the proposed Spin-off was consummated and, as a result, Varian, Inc. ("VI") and Varian Semiconductor Equipment Associates, Inc. ("VSEA") are reported as discontinued operations. "The Company Pro Forma" amounts represent the estimated effect on historical reported results of operations and financial position of the Company of various agreements that will govern ongoing relationships among the Company, VI and VSEA after the Spin-off. The unaudited pro forma condensed consolidated balance sheet presented below does not purport to represent what VMS's financial position actually would have been had the Spin-off occurred on the date indicated or to project VMS's financial position for any future date. The unaudited pro forma condensed consolidated statements of earnings set forth below do not purport to represent what VMS's operations actually would have been or to project VMS's operating results for any future period.

The pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of the Company and the notes thereto contained in its Annual Report on Form 10-K for the fiscal year ended October 2, 1998, and in its Quarterly Report on Form 10-Q for the quarter ended January 1, 1999. For more information concerning the Company, VI and VSEA, see the Company's Proxy Statement, dated January 14, 1999, incorporated herein by reference.

                 VARIAN MEDICAL SYSTEMS, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                     (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                       Quarter ended January 1, 1999
                                ----------------------------------------------------------------------------------------------------
                                                              Historical                                          Pro Forma
                                ----------------------------------------------------------------------   ---------------------------
                                                   Discontinued Operations (1)
                                           -------------------------------------------
                                   The                        Additions                   The Company      Pro Forma     The Company
                                 Company    VSEA      VI     (Deductions)    Subtotal      Restated       Adjustments     Pro Forma
                                ---------  ------   ------   ------------   ----------   -------------   -------------   -----------
Sales                            $  282.3   $47.4   $133.3     $  (3.4)(2)    $ 177.3      $  105.0         $    -        $  105.0
                                ---------  ------   ------   ------------   ----------   -------------   -------------   -----------


Operating Costs and Expenses
Cost of sales                       184.5    35.2     80.7        (3.4)(2)      112.5          72.0              0.2(6)       72.2
Research and development             24.3     7.7      7.2                       14.9           9.4              -             9.4
Marketing                            52.3     7.5     30.0        (0.4)(3)       37.1          15.2              -            15.2
General and administrative           20.2     7.3      7.7        (3.2)(3)       11.8           8.4              -             8.4
Reorganization                        3.5     -        -                          -             3.5              -             3.5
                                ---------  ------   ------   ------------   ----------   -------------   -------------   -----------
Total operating costs
   and expenses                     284.8    57.7    125.6        (7.0)         176.3         108.5              0.2         108.7
                                ---------  ------   ------   ------------   ----------   -------------   -------------   -----------


Operating (Loss) Earnings            (2.5)  (10.3)     7.7         3.6            1.0          (3.5)            (0.2)         (3.7)

Interest expense                     (2.7)    -        -           -              -            (2.7)             1.1 (4)      (1.6)
Interest income                       1.5     -        -           -              -             1.5             (1.5)(5)         -
                                ---------  ------   ------   ------------   ----------   -------------   -------------   -----------


(Loss) Earnings before Taxes         (3.7)  (10.3)     7.7         3.6            1.0          (4.7)            (0.6)         (5.3)
Taxes on (loss) earnings             (1.3)   (3.6)     3.4         1.6            1.4          (2.7)            (0.2)(7)      (2.9)
                                ---------  ------   ------   ------------   ----------   -------------   -------------   -----------


(Loss) Earnings from Continuing
     Operations                      (2.4) $ (6.7)  $  4.3     $   2.0        $  (0.4)         (2.0)            (0.4)         (2.4)
(Loss) from Discontinued
     Operations (net of
     taxes of $1.4)                                                                            (0.4)             0.4            -
                                ---------                                                -------------   -------------   -----------

Net (Loss) Earnings              $   (2.4)                                                 $   (2.4)        $    -        $   (2.4)
                                =========                                                =============   =============   ===========


Net (Loss) Earnings per
Share - Basic and Diluted:
   Continuing Operations         $  (0.08)                                                 $  (0.07)                      $  (0.08)

   Discontinued Operations           -                                                        (0.01)                             -
                                _________                                                -------------                   ---------
                                 $  (0.08)                                                 $  (0.08)                     $   (0.08)
                                =========                                                =============                   =========
Average Shares Outstanding -
   Basic and Diluted                 29.8                                                      29.8                           29.8
                                =========                                                =============                   =========

 See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                 VARIAN MEDICAL SYSTEMS, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                     (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                     Year Ended October 2, 1998
                                ----------------------------------------------------------------------------------------------------
                                                              Historical                                          Pro Forma
                                ----------------------------------------------------------------------   ---------------------------
                                                   Discontinued Operations (1)
                                           -------------------------------------------
                                   The                        Additions                   The Company      Pro Forma     The Company
                                 Company    VSEA      VI     (Deductions)    Subtotal      Restated       Adjustments     Pro Forma
                                ---------  ------   ------   ------------   ----------   -------------   -------------   -----------
Sales                           $ 1,422.1  $342.9   $557.8     $ (20.1)(2)    $ 880.6      $  541.5         $    -        $  541.5
                                ---------  ------   ------   ------------   ----------   -------------   -------------   -----------


Operating Costs and Expenses
Cost of sales                       896.3   225.2    336.4       (12.9)(2)(3)   548.7         347.6              0.8(6)      348.4
Research and development            107.0    40.8     29.6        (2.9)(3)       67.5          39.5              -            39.5
Marketing                           199.1    35.2    113.9        (2.7)(3)      146.4          52.7              -            52.7
General and administrative          104.5    25.4     38.7       (18.8)(3)       45.3          59.2              -            59.2
                                ---------  ------   ------   ------------   ----------   -------------   -------------   -----------

Total operating costs
   and expenses                   1,306.9   326.6    518.6       (37.3)         807.9         499.0              0.8         499.8
                                ---------  ------   ------   ------------   ----------   -------------   -------------   -----------


Operating Earnings                  115.2    16.3     39.2        17.2           72.7          42.5             (0.8)         41.7

Interest expense                     (8.9)    -        -           -              -            (8.9)             4.5 (4)      (4.4)
Interest income                       6.4     -        -           -              -             6.4             (6.2)(5)       0.2
                                ---------  ------   ------   ------------   ----------   -------------   -------------   -----------


Earnings before Taxes               112.7    16.3     39.2        17.2           72.7          40.0             (2.5)         37.5
Taxes on earnings                    38.9     4.9     15.8         7.3           28.0          10.9             (1.0)(7)       9.9
                                ---------  ------   ------   ------------   ----------   -------------   -------------   -----------


Earnings from Continuing
     Operations                      73.8  $ 11.4   $ 23.4     $   9.9        $  44.7          29.1             (1.5)         27.6
Earnings from Discontinued
     Operations (net of
     taxes of $28.0)                                                                           44.7            (44.7)            -
                                ---------                                                -------------   -------------   -----------

Net Earnings                    $    73.8                                                  $   73.8          $ (46.2)     $   27.6
                                =========                                                =============   =============   ===========


Net Earnings per Share - Basic:
   Continuing Operations        $    2.47                                                  $   0.97                       $   0.92
   Discontinued Operations              -                                                      1.50                              -
                                ---------                                                  --------                       --------
                                $    2.47                                                  $   2.47                       $   0.92
                                =========                                                  ========                       ========
Net Earnings per Share -
Diluted: Continuing Operations  $    2.43                                                  $   0.96                       $   0.91
   Discontinued Operations              -                                                      1.47                              -
                                ---------                                                 ---------                       --------
                                $    2.43                                                  $   2.43                       $   0.91
                                 ========                                                  ========                       ========
Average Shares Outstanding -
 Basic                               29.9                                                      29.9                           29.9
                                =========                                                  ========                       ========
Average Shares Outstanding -
 Diluted                             30.4                                                      30.4                           30.4
                                =========                                                  ========                       ========

 See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

VARIAN MEDICAL SYSTEMS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(IN MILLIONS)

                                                                              January 1, 1999
                                    ------------------------------------------------------------------------------------------------
                                                            Historical                                          Pro Forma
                                    ----------------------------------------------------------    ----------------------------------
                                         The              Discontinued           The Company        Pro Forma         The Company
                                       Company             Operations (8)          Restated       Adjustments (9)      Pro Forma
                                    -------------     -------------------     ----------------    ---------------   ----------------
Assets
Current Assets
  Cash and cash equivalents           $  131.5             $     -                 $ 131.5           $ (120.0)           $  11.5
  Accounts receivable                    352.5                 201.9                 150.6                -                150.6
  Inventories                            221.4                 132.2                  89.2                -                 89.2
  Other current assets                    97.2                  62.3                  34.9                -                 34.9
                                    -------------     -------------------     ----------------    ---------------   ----------------

     Total current assets                802.6                 396.4                 406.2             (120.0)             286.2
                                    -------------     -------------------     ----------------    ---------------   ----------------

Property, Plant and Equipment, net       210.8                 124.4                  86.4                -                 86.4
Other Assets                             160.5                  66.6                  93.9                -                 93.9
                                    -------------     -------------------     ----------------    ---------------   ----------------

     Total Assets                     $1,173.9             $   587.4               $ 586.5           $ (120.0)           $ 466.5
                                    =============     ===================     ================    ===============   ================


Liabilities and Equity
Current Liabilities
  Notes payable and current portion
     of long-term debt                $   46.2             $     -                 $  46.2           $  (27.9)           $  18.3
  Accounts payable-trade                  43.1                  23.0                  20.1                -                 20.1
  Accrued expenses                       275.2                 175.0                 100.2                -                100.2
  Product warranty                        39.0                  24.2                  14.8                -                 14.8
  Advance payments from customers         64.5                  17.0                  47.5                -                 47.5
                                    -------------     -------------------     ----------------    ---------------   ----------------

     Total Current Liabilities           468.0                 239.2                 228.8              (27.9)             200.9

Long-Term Accrued Expenses                43.8                   -                    43.8                -                 43.8
Long-Term Debt                           106.2                   -                   106.2              (52.6)              53.6
                                    -------------     -------------------     ----------------    ---------------   ----------------

     Total Liabilities                   618.0                 239.2                 378.8              (80.5)             298.3
Equity                                   555.9                 348.2                 207.7              (39.5)             168.2
                                    -------------     -------------------     ----------------    ---------------   ----------------

Total Liabilities and Equity          $1,173.9             $   587.4               $ 586.5           $ (120.0)           $ 466.5
                                    =============     ===================     ================    ===============   ================


 See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                 Varian Medical Systems, Inc. and Subsidiaries
   Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
For the Quarter Ended January 1, 1999 and the Fiscal Year Ended October 2, 1998


(1) The "Discontinued Operations" columns in the unaudited pro forma condensed consolidated statements of earnings represent the historical results of operations of VI and VSEA and the effects of certain adjustments, which are reasonable in the opinion of the management of VMS, to present such results as discontinued operations.

(2) Reflects adjustment to reverse sales by VI to VMS and VSEA during the period. These sales and the related cost of sales have been eliminated in the consolidated financial statements of VMS but are included in the historical financial statements of VI.

(3) Reflects the reversal of historical allocations by VMS of general corporate overhead expenses as generally accepted accounting principles prohibit the allocation of such expenses to discontinued operations. For purposes of the historical financial statements of VI and VSEA, certain VMS general corporate overhead expenses were allocated to VI and VSEA on the basis that was considered by VMS management to reflect most fairly or reasonably the utilization of the services provided to or the benefit obtained by VI and VSEA. Typical measures and activity indicators used for allocation purposes include headcount, sales revenue, and payroll expense. VMS management believes that the methods used to allocate these amounts were reasonable. However, these allocations are not necessarily indicative of the amounts that would have been or that will be recorded by VI or VSEA on a stand-alone basis.

(4) Reflects the reduction of interest expense on $58.5 million of long-term debt at an estimated annual rate of interest of 7.02% and on $22.0 million of notes payable at an estimated annual rate of interest of 1.93% -- see Note (9). A change of 25 basis points on these estimated annual rates of interest would impact pro forma interest expense by $50,000 for the quarter ended January 1, 1999 and by $201,000 for the fiscal year ended October 2, 1998.

(5) Reflects the reduction of interest income on $120.0 million of cash and cash equivalents at an estimated annual rate of interest of 5.2% -- see Note (9). For the quarter ended January 1, 1999, this pro forma adjustment is limited to the amount of actual interest income earned by VMS.

(6) Reflects the estimated effect of new selling prices and arrangements on former intercompany sales from VI to VMS. VI will sell certain products to VMS under arms-length contracts. The net effect of this charge in the pricing of supply arrangements with VI is to increase VMS's cost of goods sold.

(7) Reflects the provision for income taxes as a result of the pro forma adjustments referred to in Notes (4), (5), and (6) at an estimated combined U.S. federal and state income tax rate of 38%.

(8) Reflects the adjustment of the historical financial statements of VMS for the Spin-off, thereby eliminating the historical assets, liabilities, and equity of VI and VSEA as of January 1, 1999.

(9) Assumes a cash contribution by VMS to VI of $20.0 million, the assumption by VI of $58.5 million in a long-term debt (including current portion) from VMS, the transfer to VI of $17.0 million in notes payable from VMS, a cash contribution by VMS to VSEA of $100.0 million, and a transfer to VSEA of $5.0 million in notes payable from VMS in connection with the Spin-off. These pro forma amounts have been determined in accordance with the provisions of the Distribution Agreement by and among VMS, VI, and VSEA and are based upon the Company's outstanding indebtedness at January 1, 1999 and projected operating results and certain other transactions through the distribution on April 2, 1999.

                                EXHIBIT INDEX


Exhibit Number         Exhibit Description

2 Amended and Restated Distribution Agreement, dated as of January 14, 1999, by and among Varian Associates, Inc. (which has been renamed Varian Medical Systems, Inc.), Varian, Inc. and Varian Semiconductor Equipment Associates, Inc.

20 Notice of Combined Annual and Special Meeting of Stockholders and Proxy Statement (incorporated by reference to the Registrant's Definitive Proxy Statement on Schedule 14A filed on January 15, 1999).

99.1 Employee Benefits Allocation Agreement, dated April 2, 1999, by and among Varian Associates, Inc. (which has been renamed Varian Medical Systems, Inc.), Varian, Inc. and Varian Semiconductor Equipment Associates, Inc.

99.2 Intellectual Property Agreement, dated April 2, 1999, by and among Varian Associates, Inc. (which has been renamed Varian Medical Systems, Inc.), Varian, Inc. and Varian Semiconductor Equipment Associates, Inc.

99.3 Tax Sharing Agreement, dated April 2, 1999, by and among Varian Associates, Inc. (which has been renamed Varian Medical Systems, Inc.), Varian, Inc. and Varian Semiconductor Equipment Associates, Inc.

99.4 Transition Services Agreement, dated April 2, 1999, by and among Varian Associates, Inc. (which has been renamed Varian Medical Systems, Inc.), Varian, Inc. and Varian Semiconductor Equipment Associates, Inc.